Exhibit (a)(64)

Amended and Restated

Letter of Transmittal to Tender Common Shares

of

CASCAL N.V.

Pursuant to the Offer to Purchase

Dated May 21, 2010

And the Amendment and Supplement thereto

Dated June 30, 2010

by

SEMBCORP UTILITIES PTE LTD.

a wholly-owned subsidiary of

SEMBCORP INDUSTRIES LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JULY 8, 2010 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail: BNY Mellon Shareowner Services Attn: Corporate Actions Department Post Office Box 3301 South Hackensack, NJ 07606	By Facsimile Transmission (For Eligible Institutions Only): (201) 680-4626 Confirmation Receipt of Facsimile by Telephone Only: (201) 680-4860	By Overnight Delivery or Hand: BNY Mellon Shareowner Services Attn: Corporate Actions Department 480 Washington Blvd Mail Drop-Reorg Jersey City, NJ 07310

DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

DO NOT USE THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IF YOU HOLD DUTCH

REGISTERED SHARES. PLEASE USE THE REVISED DEED OF TRANSFER TO TENDER

YOUR DUTCH REGISTERED SHARES.

THE INSTRUCTIONS ACCOMPANYING THIS AMENDED AND RESTATED

LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY

AND IN THEIR ENTIRETY BEFORE THIS AMENDED AND RESTATED

LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Shares Tendered (Attach additional signed list if necessary)*
	Certificate Number(s)*	Total Number Represented by Certificate(s)	Number of Shares Tendered**

Total Shares Tendered
* Need not be completed by shareholders delivering book-entry Shares.
** Unless otherwise indicated, all shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

This Amended and Restated Letter of Transmittal is to be used by shareholders of Cascal N.V. if certificates for the Shares (as defined below) are to be forwarded with this Amended and Restated Letter of Transmittal or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase as defined below). Holders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Shareholders” and other shareholders who deliver Shares are referred to herein as “Certificate Shareholders.”

Shareholders whose certificates for the Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or the expiration of any Subsequent Offering Period (as defined in the Offer to Purchase), must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Stockholders tendering their Shares may continue to use (i) the Letter of Transmittal previously circulated with the Offer to Purchase dated May 21, 2010 or (ii) the Amended and Restated Letter of Transmittal circulated with the Supplement (as defined below). Stockholders tendering their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase may do so using (i) the Notice of Guaranteed Delivery previously circulated with the Offer to Purchase or (ii) the Revised Notice of Guaranteed Delivery circulated with the Supplement.

Shares previously validly tendered pursuant to the Letter of Transmittal previously circulated with the Offer to Purchase and not withdrawn constitute valid tenders for purposes of the Offer. Stockholders who have validly tendered and not withdrawn their Shares are not required to take any further action with respect to such Shares in order to receive the Offer Price if Shares are accepted for payment and paid for by Purchaser pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized. If you have not already tendered your Shares, please disregard the materials previously delivered to you and use the materials accompanying the Supplement.

TENDER OF SHARES

☐	CHECK HERE SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 11.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Sembcorp Utilities Pte Ltd. (“Purchaser”), a private company limited by shares, incorporated under the laws of Singapore and a wholly-owned subsidiary of Sembcorp Industries Ltd., a public company limited by shares, incorporated under the laws of Singapore and listed on the main board of the Singapore Exchange, the above-described common shares, par value €0.50 per share, of Cascal N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands (the “Company”), at a price of US$6.75 per Share, net to the seller in cash, without interest (subject to applicable withholding taxes) (that price, or any other price per Share as may be paid in the Offer, is referred to in this document as the “Offer Price”), upon the terms and subject to the conditions set forth in the Amendment and Supplement to Offer to Purchase dated June 30, 2010 (the “Supplement”), which amends and supplements the Offer to Purchase dated May 21, 2010 (together as amended from time to time, the “Offer to Purchase”) and this related Amended and Restated Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The Offer expires at 5:00 p.m., New York City time, on Thursday, July 8, 2010, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). Receipt of the Offer is hereby acknowledged.

The Offer is conditioned upon at least 80% of issued and outstanding Shares of the Company on a fully diluted basis (after taking into account all of the issued and outstanding Shares and assuming the exercise, conversion or exchange of all options, warrants, convertible or exchangeable securities and similar rights and the issuance of all Shares that the Company is obligated to issue thereunder) being validly tendered and not withdrawn (the “80% Condition”). If at the initial expiration date of the Offer, the 80% Condition has not been met, Purchaser will (i) reduce the Offer Price to US$6.40 per Share, (ii) reduce the 80% Condition to provide that Purchaser’s obligation to accept and pay for Shares tendered in the Offer is conditioned on at least 17,868,543 Shares being validly tendered and not withdrawn (the “Minimum Condition”) and (iii) extend the Offer for an additional ten business days. The Offer is also subject to a number of other conditions, which are described under Section 13 of the Offer to Purchase.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of common stock or other securities issued or issuable in respect thereof on or after the acceptance by Purchaser of the Shares pursuant to the Offer (“the Acceptance Time”) (collectively, “Distributions”)) and irrevocably constitutes and appoints BNY Mellon Shareowner Services (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Amended and Restated Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are coupled with an interset in the Shares tendered hereby, are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser depositing the payment for such Shares with the Depositary, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including without limitation voting at any meeting of the Company’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority conferred in this Amended and Restated Letter of Transmittal or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender made by this Amended and Restated Letter of Transmittal is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Amended and Restated Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase prices of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or stock certificates to:

Name:
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification Number or Social Security Number) (See Substitute Form W-9)

☐	Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of the Shares Tendered.” Mail check and/or stock certificates to:

Name:
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification Number or Social Security Number) (See Substitute Form W-9)

IMPORTANT: SHAREHOLDER SIGN HERE

(Complete Substitute Form W-9 included)

DATED:                      , 2010

X
X

Signature(s) of Owner(s)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information described in Instruction 5.)

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number: ( )

Tax Identification or Social Security No.:
(Complete Substitute Form W-9 included)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature:

Name:

Title:

Name of Firm:

Address:

Area Code and Telephone Number: ( )

Dated:                             , 2010

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Amended and Restated Letter of Transmittal (a) if this Amended and Restated Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Amended and Restated Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchanges Medallion Signature Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Amended and Restated Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Amended and Restated Letter of Transmittal is to be completed by shareholders of the Company either if certificates are to be forwarded with this Amended and Restated Letter of Transmittal or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a shareholder, other than a shareholder holding Shares that are evidenced by a registration of the holder in the Company’s Dutch shareholders’ register and not held through the clearing and settlement system operated by The Depository Trust Company, to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date, or the expiration of any Subsequent Offering Period, and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date, or the expiration of any Subsequent Offering Period, or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date, or the expiration of any Subsequent Offering Period, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

Shareholders whose certificates for the Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date, or the expiration of any Subsequent Offering Period, or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date, or the expiration of any Subsequent Offering Period and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer

Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Amended and Restated Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The signatures on this Amended and Restated Letter of Transmittal cover the Shares tendered hereby.

THE METHOD OF DELIVERY OF THE SHARES, THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Amended and Restated Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule which should be attached to this Amended and Restated Letter of Transmittal.

4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate delivered to the Depositary with this Amended and Restated Letter of Transmittal are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Total Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Amended and Restated Letter of Transmittal, as soon as practicable after the Expiration Date, or the expiration of any Subsequent Offering Period, or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Amended and Restated Letter of Transmittal.

If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Amended and Restated Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

If this Amended and Restated Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Amended and Restated Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Amended and Restated Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

7. Special Payment And Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Amended and Restated Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Amended and Restated Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Amended and Restated Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

8. Backup Withholding. In order to avoid “backup withholding” of U.S. federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 in this Amended and Restated Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct. (Foreign stockholders are not required to complete the Substitute Form W-9 and instead should complete a Form W-8, as discussed below.) If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of Part II on the Substitute Form W-9.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the owner of the Shares tendered with this Amended and Restated Letter of Transmittal. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days. Certain shareholders are not subject to backup withholding.

Foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status (a copy of which may be obtained from the Depositary) in order to avoid backup withholding, rather than completing a Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Requests For Assistance Or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Amended and Restated Letter of Transmittal, the Revised Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

10. Waiver Of Conditions. Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

11. Lost, Destroyed Or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by either checking the box provided under the table “Description of Tendered Shares” or by contacting the Depositary at the address at the front of this Amended and Restated Letter of Transmittal and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Amended and Restated Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

IMPORTANT: THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE EXPIRATION OF ANY SUBSEQUENT OFFERING PERIOD, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE EXPIRATION OF ANY SUBSEQUENT OFFERING PERIOD, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such shareholder’s correct taxpayer identification number on Substitute Form W-9 below. If such shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a US$50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. Certain shareholders are not subject to backup withholding.

Foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status (a copy of which may be obtained from the Depositary) in order to avoid backup withholding, rather than completing a Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number).

What Number to Give the Depositary

The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

PAYOR’S NAME: BNY MELLON SHAREOWNER SERVICES

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I—Taxpayer Identification Number—For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see “Obtaining a Number” in the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine which number to give the payer.	Social security number or Employer identification number (If awaiting TIN write “Applied For” and complete the certificate on the following page)

Part II—For Payees Exempt from Backup Withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

CERTIFICATION—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under—reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”)

Signature: Date: , 2010

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 28% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

Signature:	Date: , 2010

MANUALLY SIGNED FACSIMILE COPIES OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL WILL BE ACCEPTED. THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL, CERTIFICATES FOR THE SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR SUCH SHAREHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

Questions and requests for assistance or for additional copies of the Offer to Purchase, this Amended and Restated Letter of Transmittal, the Revised Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone numbers and location listed below, and will be furnished promptly at Purchaser’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com